MERRILL LYNCH
                                                              PENNSYLVANIA
                                                              MUNICIPAL
                                                              BOND FUND

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              January 31, 2000

Merrill Lynch Pennsylvania Municipal Bond Fund                  January 31, 2000

TO OUR SHAREHOLDERS

The Municipal Market Environment

During the six months ended January 31, 2000, continued strong domestic growth, gradual improvement in foreign economies and investor concerns regarding future inflationary pressures pushed long-term fixed-income bond yields higher. The Federal Reserve Board continued to raise short-term interest rates in August and November 1999 as well as just after the period's close, seeking to moderate US economic growth and maintain the existing benign inflationary environment. US economic growth, in part intensified by Year 2000 preparations, grew 5.8% during the last fiscal quarter of 1999 and had an annual rate of 4.1% for 1999. A number of inflationary indicators have also begun to signal some increase in price pressures.

However, most investors believe that the Federal Reserve Board will be extremely vigilant in preventing such pressures from any material escalation. US Treasury bond yields responded by rising approximately 60 basis points (0.60%) by mid-January 2000. A strong rally, largely based upon an expected significant reduction in the future supply of US Treasury 30-year maturity bonds, pushed yields lower to 6.50% at January 31, 2000. Over the last six months, yields on 30-year US Treasury bonds rose approximately 40 basis points.

The tax-exempt bond market was also under pressure throughout the entire period. Despite receiving more than $30 billion in coupon payments, bond maturities and proceeds from early redemptions in December and January, overall investor demand has diminished. It is likely that the returns generated by the US equity market have continued to attract investor attention and have left little demand for competing investment alternatives. At January 31, 2000, the long-term tax-exempt revenue bond yield, as measured by the Bond Buyer Revenue Index, was 6.34%, an increase of nearly 70 basis points over the last six months.

Issuance by municipalities has significantly declined in recent months. Over the last six months, less than $100 billion in long-term tax-exempt bonds were issued, representing a decline of over 20% compared to the same period a year ago. During the last three months, less than $45 billion in long-term bonds were issued by various municipalities. This most recent quarterly issuance is 30% below the level of the January 31, 1999 quarter. Additionally, during January 2000, less than $8 billion in municipal debt was underwritten, down more than 50% from January 1999 levels. This represents the lowest monthly issuance in over five years. Toward the end of 1999, consensus estimates for 2000 annual issuance were in the $210 billion-$215 billion range. January's underwritings, as well as those expected to be issued in the near future, have led some analysts to revise their forecasts to the $190 billion range.

We believe an overall reduction in bond supply in the coming year should help support the municipal bond market's overall technical position. While tax-exempt bond yields, which are at their highest level in over three years, have attracted significant retail investor interest, institutional demand declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities rose faster than those of larger, more diverse mutual funds. During the six months ended January 31, 2000, tax-exempt mutual funds have had net redemptions of approximately $9 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses and anticipated losses incurred from a series of damaging storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been attracted to the municipal bond market by historically attractive tax-exempt bond yield ratios of over 90%, found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in an attempt to attract adequate demand. We believe a reduced bond supply going forward is likely to promote a more closely balanced supply/demand structure and foster a more stable tax-exempt interest rate environment.

Looking ahead, it appears to us that long-term tax-exempt bond yields will remain under pressure, trading in a broad range centered around current levels. Investors are also likely to remain concerned regarding future action by the Federal Reserve Board in early 2000. Any improvement in bond prices may be contingent upon weakening in both US employment growth and consumer spending. The

Merrill Lynch Pennsylvania Municipal Bond Fund                  January 31, 2000

100 basis point rise in US Treasury bond yields seen thus far could negatively affect US economic growth. The US housing market is likely to be among the first sectors to be affected, as some declines have already been evidenced because of higher mortgage rates. We believe it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates may reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

Portfolio Strategy

During the six-month period ended January 31, 2000, we continued to focus on seeking to increase the Fund's coupon income by purchasing securities with higher coupons and by reducing the duration of lower coupon issues. The execution of this strategy, which is still ongoing, has been somewhat difficult because the supply of higher-coupon Pennsylvania securities has been negligible.

We also increased the Fund's cash reserve position as a defensive measure in attempting to reduce the portfolio's duration. We anticipate maintaining this larger position in cash and cash equivalents until we believe economic fundamentals have created a more positive outlook for interest rates or when suitable full coupon securities enter the market.

In Conclusion

We appreciate your continuing interest in Merrill Lynch Pennsylvania Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ William R. Bock

William R. Bock
Vice President and Portfolio Manager

March 3, 2000

Merrill Lynch Pennsylvania Municipal Bond Fund                  January 31, 2000

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                        6 Month       12 Month    Since Inception   Standardized
As of January 31, 2000                               Total Return   Total Return     Total Return   30-Day Yield
================================================================================================================
ML Pennsylvania Municipal Bond Fund Class A Shares       -3.71%        -6.23%           +80.53%         4.95%
----------------------------------------------------------------------------------------------------------------
ML Pennsylvania Municipal Bond Fund Class B Shares       -3.96         -6.71            +72.12          4.64
----------------------------------------------------------------------------------------------------------------
ML Pennsylvania Municipal Bond Fund Class C Shares       -4.01         -6.80            +26.92          4.54
----------------------------------------------------------------------------------------------------------------
ML Pennsylvania Municipal Bond Fund Class D Shares       -3.84         -6.31            +30.50          4.86
================================================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception periods are from 8/31/90 for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.

Merrill Lynch Pennsylvania Municipal Bond Fund                  January 31, 2000

PERFORMANCE DATA (concluded)

Average Annual Total Return

                                                % Return Without  % Return With
                                                   Sales Charge   Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 12/31/99                                   -4.69%           -8.50%
--------------------------------------------------------------------------------
Five Years Ended 12/31/99                             +5.93            +5.07
--------------------------------------------------------------------------------
Inception (8/31/90)
through 12/31/99                                      +6.60            +6.13
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

================================================================================
                                                   % Return         % Return
                                                  Without CDSC      With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 12/31/99                                   -5.27%           -6.17%
--------------------------------------------------------------------------------
Five Years Ended 12/31/99                             +5.29            +5.29
--------------------------------------------------------------------------------
Inception (10/21/94)
through 12/31/99                                      +4.82            +4.82
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                   % Return         % Return
                                                  Without CDSC      With CDSC**
================================================================================
Class B Shares*
--------------------------------------------------------------------------------
Year Ended 12/31/99                                   -5.17%           -8.77%
--------------------------------------------------------------------------------
Five Years Ended 12/31/99                             +5.39            +5.39
--------------------------------------------------------------------------------
Inception (8/31/90)
through 12/31/99                                      +6.06            +6.06
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                % Return Without  % Return With
                                                   Sales Charge   Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 12/31/99                                   -4.78%           -8.58%
--------------------------------------------------------------------------------
Five Years Ended 12/31/99                             +5.82            +4.96
--------------------------------------------------------------------------------
Inception (10/21/94)
through 12/31/99                                      +5.37            +4.55
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

Merrill Lynch Pennsylvania Municipal Bond Fund                  January 31, 2000

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P        Moody's       Face
Ratings    Ratings      Amount                                Issue                                                 Value
---------------------------------------------------------------------------------------------------------------------------
Pennsylvania--102.8%
---------------------------------------------------------------------------------------------------------------------------
NR*         Aaa         $2,500      Allegheny County, Pennsylvania, COP, 5% due 12/01/2019 (a)                     $ 2,122
---------------------------------------------------------------------------------------------------------------------------

NR*         A2           2,000      Allegheny County, Pennsylvania, Hospital Development
                                    Authority Revenue Bonds (South Hills Health System),
                                    Series A, 6.50% due 5/01/2014                                                     1,996
---------------------------------------------------------------------------------------------------------------------------
                                    Allegheny County, Pennsylvania, IDA, Revenue Refunding Bonds:
AAA         Aaa          4,785        (Commercial Development--MPB Associates Project), 7.70% due 12/01/2013 (d)      5,580
BBB-        Baa2         2,000        (Environmental Improvement--USX Corporation Project), 6.10% due 7/15/2020       1,804
---------------------------------------------------------------------------------------------------------------------------
AAA         Aaa          4,000      Allegheny County, Pennsylvania, Port Authority, Special
                                    Transportation Revenue Bonds, 6% due 3/01/2024 (b)                                3,930
---------------------------------------------------------------------------------------------------------------------------
AAA         Aaa          3,700      Allegheny County, Pennsylvania, Sanitation Authority,
                                    Sewer Revenue Bonds, 5.375% due 12/01/2024 (b)                                    3,290
---------------------------------------------------------------------------------------------------------------------------
NR*         P1             100      Beaver County, Pennsylvania, IDA, Environmental Improvement
                                    Recreation Revenue Bonds (BASF Corporation Project),
                                    VRDN, AMT, 3.85% due 9/01/2032 (g)                                                  100
---------------------------------------------------------------------------------------------------------------------------
AAA         Aaa          1,500      Boyertown, Pennsylvania, School District, GO, Refunding, 6.10%
                                    due 9/01/2002 (a)(f)                                                              1,550
---------------------------------------------------------------------------------------------------------------------------
AAA         Aaa          3,550      Cambria County, Pennsylvania, GO, Refunding, Series A, 6.625% due
                                    8/15/2014 (c)                                                                     3,805
---------------------------------------------------------------------------------------------------------------------------
AAA         Aaa          2,000      Delaware County, Pennsylvania, IDA, Water Facility Revenue Bonds
                                    (Philadelphia Suburban Water), AMT, 6% due 6/01/2029 (c)                          1,897
---------------------------------------------------------------------------------------------------------------------------
NR*         NR*            920      Erie, Western Pennsylvania Port Authority General Revenue Bonds,
                                    6.875% due 6/15/2016                                                                928
---------------------------------------------------------------------------------------------------------------------------
A1+         VMIG1+         600      Geisinger Authority, Pennsylvania, Health System Revenue
                                    Refunding Bonds (Penn State-Geisinger Health), VRDN,
                                    Series B, 3.65% due 8/15/2028 (g)                                                   600
---------------------------------------------------------------------------------------------------------------------------
AAA         Aaa          3,000      Lehigh County, Pennsylvania, General Purpose Authority Revenue Bonds
                                    (Saint Luke's Hospital--Bethlehem), 6.25% due 7/01/2022 (a)                       2,996
---------------------------------------------------------------------------------------------------------------------------
                                    Luzerne County, Pennsylvania, IDA, Exempt Facilities Revenue Refunding
                                    Bonds (Pennsylvania Gas and Water Company Project), AMT, Series A:
A           A3           3,600        7.20% due 10/01/2017                                                            3,788
AAA         Aaa          2,000        7% due 12/01/2017 (a)                                                           2,134
---------------------------------------------------------------------------------------------------------------------------
AAA         Aaa          2,500      Montgomery County, Pennsylvania, Higher Education and Health
                                    Authority, Hospital Revenue Bonds (Abington Hospital), MVRICS,
                                    Series A, 10.021% due 6/01/2011 (a)(h)                                            2,744
---------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Pennsylvania Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
GO       General Obligation Bonds
HFA      Housing Finance Agency
IDA      Industrial Development Authority
IDR      Industrial Development Revenue Bonds
MVRICS   Municipal Variable Rate Inverse Class Securities
RIB      Residual Interest Bonds
S/F      Single-Family
VRDN     Variable Rate Demand Notes

Merrill Lynch Pennsylvania Municipal Bond Fund                  January 31, 2000

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P        Moody's       Face
Ratings    Ratings      Amount                                Issue                                                 Value
---------------------------------------------------------------------------------------------------------------------------
Pennsylvania (continued)
---------------------------------------------------------------------------------------------------------------------------
                                    Pennsylvania Convention Center Authority, Revenue
                                    Refunding Bonds, Series A:
BBB         Baa         $1,555        6.70% due 9/01/2014                                                           $ 1,590
BBB         Baa          2,500        6.75% due 9/01/2019                                                             2,538
---------------------------------------------------------------------------------------------------------------------------
BBB         Baa2         4,000      Pennsylvania Economic Development Financing Authority,
                                    Wastewater Treatment Revenue Bonds (Sun Company Inc.--
                                    R & M Project), AMT, Series A, 7.60% due 12/01/2024                               4,212
---------------------------------------------------------------------------------------------------------------------------
AA+         Aa2          2,000      Pennsylvania HFA, Revenue Bonds, RIB, AMT, 6.20% due 4/01/2025 (h)                1,933
---------------------------------------------------------------------------------------------------------------------------
AA+         Aa2          1,000      Pennsylvania HFA, Revenue Refunding Bonds, RIB, AMT, 8.95%
                                    due 10/01/2023 (h)                                                                1,069
---------------------------------------------------------------------------------------------------------------------------
AA+         Aa2          2,165      Pennsylvania HFA, S/F Mortgage Revenue Bonds, AMT, Series 40,
                                    6.90% due 4/01/2025                                                               2,224
---------------------------------------------------------------------------------------------------------------------------
                                    Pennsylvania HFA, S/F Mortgage Revenue Refunding Bonds, AMT:
AA+         Aa2          1,500        Series 41B, 6.65% due 4/01/2025                                                 1,525
AA+         Aa2          1,250        Series 59A, 5.80% due 10/01/2029                                                1,151
AA+         Aa2          1,865        Series 60A, 5.85% due 10/01/2027                                                1,744
AA+         Aa2          1,000        Series 62A, 5.50% due 10/01/2022                                                  893
---------------------------------------------------------------------------------------------------------------------------
AAA         Aaa          3,100      Pennsylvania Intergovernmental Co-Op Authority, Special Tax Revenue
                                    Refunding Bonds (Philadelphia Funding Program), 5% due 6/15/2021 (c)              2,614
---------------------------------------------------------------------------------------------------------------------------
AAA         Aaa          4,000      Pennsylvania State, GO, Refunding, First Series, 6% due 1/15/2017 (b)             4,030
---------------------------------------------------------------------------------------------------------------------------
AAA         Aaa          6,000      Pennsylvania State, GO, Second Series, 5.75% due 10/01/2019 (b)                   5,821
---------------------------------------------------------------------------------------------------------------------------
NR*         NR*          1,030      Pennsylvania State Higher Educational Facilities Authority, College
                                    and University Revenue Bonds (Pennsylvania College of Podiatric Medicine),
                                    8.50% due 10/01/2000 (f)                                                          1,064
---------------------------------------------------------------------------------------------------------------------------
                                    Pennsylvania State Higher Educational Facilities Authority, College
                                    and University Revenue Refunding Bonds:
NR*         Baa3         2,295        (Delaware Valley College of Science & Agriculture), 7% due 4/01/2004 (f)        2,500
BBB+        NR*          2,000        (Ursinus College), 5.90% due 1/01/2027                                          1,807
---------------------------------------------------------------------------------------------------------------------------
AAA         Aaa          2,000      Pennsylvania State Higher Educational Facilities Authority Revenue Bonds
                                    (UPMC Health System), Series A, 5% due 8/01/2029 (d)                              1,622
---------------------------------------------------------------------------------------------------------------------------
                                    Pennsylvania State Higher Educational Facilities Authority, Revenue
                                    Refunding Bonds:
A1+         NR*          1,300        (Carnegie Mellon University), VRDN, Series B, 3.65% due 11/01/2027 (g)          1,300
AAA         NR*            600        Series A, 6.625% due 8/15/2009 (b)                                                635
---------------------------------------------------------------------------------------------------------------------------
AAA         Aaa          1,710      Pennsylvania State Turnpike Commission, Oil Franchise Tax Revenue
                                    Refunding Bonds, Senior Series A, 5% due 12/01/2023 (a)                           1,425
---------------------------------------------------------------------------------------------------------------------------
NR*         Baa2         1,300      Philadelphia, Pennsylvania, Authority for IDR, Refunding (Franklin
                                    Institute Project), 5.20% due 6/15/2026                                           1,044
---------------------------------------------------------------------------------------------------------------------------
AAA         Aaa          1,500      Philadelphia, Pennsylvania, Authority for Industrial Development,
                                    Airport Revenue Bonds (Philadelphia Airport System Project), AMT,
                                    Series A, 5.125% due 7/01/2028 (c)                                                1,222
---------------------------------------------------------------------------------------------------------------------------
AAA         Aaa          3,575      Philadelphia, Pennsylvania, GO, 4.75% due 3/15/2018 (d)                           2,944
---------------------------------------------------------------------------------------------------------------------------
AAA         Aaa          1,440      Philadelphia, Pennsylvania, Gas Works Revenue Bonds, 12th Series B,
                                    7% due 5/15/2020 (b)(e)                                                           1,599
---------------------------------------------------------------------------------------------------------------------------
A1+         VMIG1+       4,000      Philadelphia, Pennsylvania, Hospitals and Higher Education Facilities
                                    Authority, Hospital Revenue Bonds (Children's Hospital of
                                    Philadelphia Project), VRDN, 3.65% due 3/01/2027 (g)                              4,000
---------------------------------------------------------------------------------------------------------------------------
AAA         NR*          3,000      Philadelphia, Pennsylvania, Hospitals and Higher Education Facilities
                                    Authority, Hospital Revenue Refunding Bonds (Presbyterian Medical Center),
                                    6.65% due 12/01/2019 (e)                                                          3,233
---------------------------------------------------------------------------------------------------------------------------
AAA         Aaa          1,200      Philadelphia, Pennsylvania, Parking Authority, Airport Parking
                                    Revenue Bonds, 5.25% due 9/01/2022 (d)                                            1,048
---------------------------------------------------------------------------------------------------------------------------

Merrill Lynch Pennsylvania Municipal Bond Fund                  January 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P        Moody's       Face
Ratings    Ratings      Amount                                Issue                                                 Value
---------------------------------------------------------------------------------------------------------------------------
Pennsylvania (continued)
---------------------------------------------------------------------------------------------------------------------------
AAA         Aaa         $5,000      Philadelphia, Pennsylvania, Parking Authority, Parking Revenue
                                    Refunding Bonds, 5% due 2/01/2027 (a)                                          $  4,089
---------------------------------------------------------------------------------------------------------------------------
A1+         NR*            500      Schuylkill County, Pennsylvania, IDA, Resource Recovery Revenue
                                    Refunding Bonds (Northeastern Power Company), VRDN, Series A,
                                    3.60% due 12/01/2022 (g)                                                            500
---------------------------------------------------------------------------------------------------------------------------
A-          NR*          1,750      Scranton-Lackawanna, Pennsylvania, Health and Welfare Authority,
                                    Revenue Refunding Bonds (University of Scranton Project),
                                    Series A, 6.50% due 3/01/2013                                                     1,796
---------------------------------------------------------------------------------------------------------------------------
AAA         Aaa          2,000      Southeastern Pennsylvania Transportation Authority, Pennsylvania,
                                    Special Revenue Bonds, Series A, 4.75% due 3/01/2024 (c)                          1,595
---------------------------------------------------------------------------------------------------------------------------
AAA         Aaa          1,500      Washington County, Pennsylvania, Capital Funding Authority
                                    Revenue Bonds (Capital Projects and Equipment Program),
                                    6.15% due 12/01/2029 (a)                                                          1,474
---------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$106,588)--102.8%                                                                          105,505

Liabilities in Excess of Other Assets--(2.8%)                                                                        (2,871)
                                                                                                                   --------
Net Assets--100.0%                                                                                                 $102,634
                                                                                                                   ========
---------------------------------------------------------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   MBIA Insured.
(c)   FGIC Insured.
(d)   FSA Insured.
(e)   Escrowed to maturity.
(f)   Prerefunded.
(g) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2000.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2000.
*     Not Rated.
+     Highest short-term rating by Moody's Investors Service, Inc.

      See Notes to Financial Statements.

Merrill Lynch Pennsylvania Municipal Bond Fund                  January 31, 2000

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 2000

Assets:            Investments, at value (identified cost--$106,587,735) .............                    $105,505,301
                   Cash                                                                                         70,882
                   Receivables:
                     Securities sold .................................................    $ 4,195,689
                     Interest ........................................................      1,556,074
                     Beneficial interest sold ........................................         65,413        5,817,176
                                                                                          -----------
                   Prepaid registration fees and other assets ........................                          10,295
                                                                                                          ------------
                   Total assets ......................................................                     111,403,654
                                                                                                          ------------
----------------------------------------------------------------------------------------------------------------------
Liabilities:       Payables:
                     Securities purchased ............................................      8,158,661
                     Beneficial interest redeemed ....................................        350,203
                     Dividends to shareholders .......................................         95,827
                     Investment adviser ..............................................         45,220
                     Distributor .....................................................         33,390        8,683,301
                                                                                          -----------
                   Accrued expenses and other liabilities ............................                          86,530
                                                                                                          ------------
                   Total liabilities .................................................                       8,769,831
                                                                                                          ------------
----------------------------------------------------------------------------------------------------------------------
Net Assets:        Net assets ........................................................                    $102,633,823
                                                                                                          ============
----------------------------------------------------------------------------------------------------------------------
Net Assets         Class A Shares of beneficial interest, $.10 par value,
Consist of:        unlimited number of shares authorized .............................                    $    155,099
                   Class B Shares of beneficial interest, $.10 par value,
                   unlimited number of shares authorized .............................                         732,620
                   Class C Shares of beneficial interest, $.10 par value,
                   unlimited number of shares authorized .............................                         59,958
                   Class D Shares of beneficial interest, $.10 par value,
                   unlimited number of shares authorized .............................                         61,496
                   Paid-in capital in excess of par ..................................                     107,650,715
                   Accumulated realized capital losses on investments--net ...........                     (3,867,288)
                   Accumulated distributions in excess of realized capital gains
                     on investments--net .............................................                     (1,076,343)
                   Unrealized depreciation on investments--net .......................                     (1,082,434)
                                                                                                          ------------
                   Net assets ........................................................                    $102,633,823
                                                                                                          ============
----------------------------------------------------------------------------------------------------------------------
Net Asset Value:   Class A--Based on net assets of $15,772,821 and 1,550,989 shares
                   of beneficial interest outstanding ................................                    $      10.17
                                                                                                          ============
                   Class B--Based on net assets of $74,502,292 and 7,326,200 shares
                   of beneficial interest outstanding ................................                    $      10.17
                                                                                                          ============
                   Class C--Based on net assets of $6,097,874 and 599,577 shares
                   of beneficial interest outstanding ................................                    $      10.17
                                                                                                          ============
                   Class D--Based on net assets of $6,260,836 and 614,955 shares
                   of beneficial interest outstanding ................................                    $      10.18
                                                                                                          ============
----------------------------------------------------------------------------------------------------------------------

            See Notes to Financial Statements.

Merrill Lynch Pennsylvania Municipal Bond Fund                  January 31, 2000

Statement of Operations

                                                                                              For the Six Months Ended
                                                                                                      January 31, 2000
----------------------------------------------------------------------------------------------------------------------
Investment Income:  Interest and amortization of premium and discount earned ...........                   $ 3,487,419
----------------------------------------------------------------------------------------------------------------------
Expenses:           Investment advisory fees ...........................................  $   322,856
                    Account maintenance and distribution fees--Class B .................      210,892
                    Professional fees ..................................................       35,095
                    Accounting services ................................................       31,660
                    Printing and shareholder reports ...................................       29,974
                    Transfer agent fees--Class B .......................................       22,946
                    Account maintenance and distribution fees--Class C .................       19,943
                    Registration fees ..................................................        7,838
                    Custodian fees .....................................................        4,400
                    Account maintenance fees--Class D ..................................        4,332
                    Trustees' fees and expenses ........................................        4,051
                    Transfer agent fees--Class A .......................................        3,982
                    Pricing fees .......................................................        3,852
                    Transfer agent fees--Class D .......................................        1,928
                    Transfer agent fees--Class C .......................................        1,822
                    Other ..............................................................        1,706
                                                                                          -----------
                    Total expenses .....................................................                       707,277
                                                                                                           -----------
                    Investment income--net .............................................                     2,780,142
                                                                                                           -----------
----------------------------------------------------------------------------------------------------------------------
Realized &          Realized loss on investments--net ..................................                    (3,256,103)
Unrealized          Change in unrealized appreciation/depreciation on investments--net .                    (4,352,787)
Loss on                                                                                                    -----------
Investments--Net:   Net Decrease in Net Assets Resulting from Operations ...............                   $(4,828,748)
                                                                                                           ===========
----------------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

Merrill Lynch Pennsylvania Municipal Bond Fund                  January 31, 2000

Statements of Changes in Net Assets

                                                                                                 For the Six          For the
                                                                                                Months Ended        Year Ended
                                                                                                 January 31,         July 31,
Increase (Decrease) in Net Assets:                                                                  2000               1999
-------------------------------------------------------------------------------------------------------------------------------
Operations:          Investment income--net ..............................................     $   2,780,142      $   6,128,073
                     Realized gain (loss) on investments--net ............................        (3,256,103)         1,616,946
                     Change in unrealized appreciation/depreciation on investments--net ..        (4,352,787)        (6,270,761)
                                                                                               -------------      -------------
                     Net increase (decrease) in net assets resulting from operations .....        (4,828,748)         1,474,258
                                                                                               -------------      -------------
-------------------------------------------------------------------------------------------------------------------------------
Dividends &          Investment income--net:
Distributions to       Class A ...........................................................          (456,156)          (993,621)
Shareholders:          Class B ...........................................................        (1,955,035)        (4,386,477)
                       Class C ...........................................................          (150,762)          (297,989)
                       Class D ...........................................................          (218,189)          (449,986)
                     Realized gain on investments--net:
                       Class A ...........................................................           (92,497)          (289,120)
                       Class B ...........................................................          (442,944)        (1,456,487)
                       Class C ...........................................................           (35,079)           (98,612)
                       Class D ...........................................................           (40,665)          (136,597)
                     In excess of realized gain on investments--net:
                       Class A ...........................................................                --           (157,103)
                       Class B ...........................................................                --           (791,431)
                       Class C ...........................................................                --            (53,585)
                       Class D ...........................................................                --            (74,224)
                                                                                               -------------      -------------
                     Net decrease in net assets resulting from dividends and distributions
                     to shareholders .....................................................        (3,391,327)        (9,185,232)
                                                                                               -------------      -------------
-------------------------------------------------------------------------------------------------------------------------------
Beneficial Interest  Net decrease in net assets derived from
Transactions:        beneficial interest transactions ....................................       (18,834,134)        (1,545,558)
                                                                                               -------------      -------------
-------------------------------------------------------------------------------------------------------------------------------
Net Assets:          Total decrease in net assets ........................................       (27,054,209)        (9,256,532)
                     Beginning of period .................................................       129,688,032        138,944,564
                                                                                               -------------      -------------
                     End of period .......................................................     $ 102,633,823      $ 129,688,032
                                                                                               =============      =============
-------------------------------------------------------------------------------------------------------------------------------

            See Notes to Financial Statements.

Merrill Lynch Pennsylvania Municipal Bond Fund                  January 31, 2000

Financial Highlights

                                                                                                     Class A
                                                                         ------------------------------------------------------
                                                                           For the
The following per share data and ratios have been derived                Six Months
from information provided in the financial statements.                     Ended              For the Year Ended July 31,
                                                                          Jan. 31,     ----------------------------------------
Increase (Decrease) in Net Asset Value:                                     2000         1999       1998       1997      1996
-------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ...........     $ 10.90      $ 11.52     $ 11.59    $ 11.17    $ 11.07
Operating                                                                 -------      -------     -------    -------    -------
Performance:         Investment income--net .........................         .27          .54         .59        .60        .61
                     Realized and unrealized gain (loss) on
                     investments--net ...............................        (.67)        (.38)        .08        .45        .10
                                                                          -------      -------     -------    -------    -------
                     Total from investment operations ...............        (.40)         .16         .67       1.05        .71
                                                                          -------      -------     -------    -------    -------
                     Less dividends and distributions:
                       Investment income--net .......................        (.27)        (.54)       (.59)      (.60)      (.61)
                       Realized gain on investments--net ............        (.06)        (.16)       (.15)      (.03)        --
                       In excess of realized gain on investments--net          --         (.08)         --         --         --
                                                                          -------      -------     -------    -------    -------
                     Total dividends and distributions ..............        (.33)        (.78)       (.74)      (.63)      (.61)
                                                                          -------      -------     -------    -------    -------
                     Net asset value, end of period .................     $ 10.17      $ 10.90     $ 11.52    $ 11.59    $ 11.17
                                                                          =======      =======     =======    =======    =======
-------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .............       (3.71%)+      1.38%       6.02%      9.72%      6.53%
Return:**                                                                 =======      =======     =======    =======    =======
-------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses .......................................         .79%*        .80%        .73%       .74%       .76%
Net Assets:                                                               =======      =======     =======    =======    =======
                     Investment income--net .........................        5.13%*       4.80%       5.12%      5.36%      5.41%
                                                                          =======      =======     =======    =======    =======
-------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands) .......     $15,773      $19,536     $20,613    $21,179    $21,626
Data:                                                                     =======      =======     =======    =======    =======
                     Portfolio turnover .............................       37.52%       43.18%      46.87%     49.82%     58.33%
                                                                          =======      =======     =======    =======    =======
-------------------------------------------------------------------------------------------------------------------------------

      *     Annualized.
      **    Total investment returns exclude the effects of sales charges.
      +     Aggregate total investment return.

            See Notes to Financial Statements.

Merrill Lynch Pennsylvania Municipal Bond Fund                  January 31, 2000

Financial Highlights (continued)

                                                                                                 Class B
                                                                      ----------------------------------------------------------
                                                                        For the
The following per share data and ratios have been derived             Six Months
from information provided in the financial statements.                  Ended             For the Year Ended July 31,
                                                                       Jan. 31,    ---------------------------------------------
Increase (Decrease) in Net Asset Value:                                  2000        1999       1998         1997         1996
--------------------------------------------------------------------------------------------------------------------------------
Per Share           Net asset value, beginning of period ...........   $ 10.90     $ 11.53    $  11.59     $  11.17     $  11.07
Operating                                                              -------     -------    --------     --------     --------
Performance:        Investment income--net .........................       .24         .49         .53          .55          .55
                    Realized and unrealized gain (loss) on
                    investments--net ...............................      (.67)       (.39)        .09          .45          .10
                                                                       -------     -------    --------     --------     --------
                    Total from investment operations ...............      (.43)        .10         .62         1.00          .65
                                                                       -------     -------    --------     --------     --------
                    Less dividends and distributions:
                      Investment income--net .......................      (.24)       (.49)       (.53)        (.55)        (.55)
                      Realized gain on investments--net ............      (.06)       (.16)       (.15)        (.03)          --
                      In excess of realized gain on investments--net        --        (.08)         --           --           --
                                                                       -------     -------    --------     --------     --------
                    Total dividends and distributions ..............      (.30)       (.73)       (.68)        (.58)        (.55)
                                                                       -------     -------    --------     --------     --------
                    Net asset value, end of period .................   $ 10.17     $ 10.90    $  11.53     $  11.59     $  11.17
                                                                       =======     =======    ========     ========     ========
--------------------------------------------------------------------------------------------------------------------------------
Total Investment    Based on net asset value per share .............     (3.96%)+      .78%       5.57%        9.17%        5.98%
Return:**                                                              =======     =======    ========     ========     ========
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average   Expenses .......................................      1.30%*      1.31%       1.24%        1.25%        1.27%
Net Assets:                                                            =======     =======    ========     ========     ========
                    Investment income--net .........................      4.62%*      4.29%       4.61%        4.85%        4.91%
                                                                       =======     =======    ========     ========     ========
--------------------------------------------------------------------------------------------------------------------------------
Supplemental        Net assets, end of period (in thousands) .......   $74,502     $93,164    $103,261     $109,070     $120,565
Data:                                                                  =======     =======    ========     ========     ========
                    Portfolio turnover .............................     37.52%      43.18%      46.87%       49.82%       58.33%
                                                                       =======     =======    ========     ========     ========
--------------------------------------------------------------------------------------------------------------------------------

      *     Annualized.
      **    Total investment returns exclude the effects of sales charges.
      +     Aggregate total investment return.

            See Notes to Financial Statements.

Merrill Lynch Pennsylvania Municipal Bond Fund       January 31, 2000

Financial Highlights (continued)

                                                                                                 Class C
                                                                       ---------------------------------------------------------
                                                                         For the
The following per share data and ratios have been derived              Six Months
from information provided in the financial statements.                   Ended               For the Year Ended July 31,
                                                                        Jan. 31,    --------------------------------------------
Increase (Decrease) in Net Asset Value:                                   2000         1999        1998        1997        1996
--------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ...........   $ 10.90     $ 11.53     $ 11.59     $ 11.17     $ 11.07
Operating                                                               -------     -------     -------     -------     -------
Performance:         Investment income--net .........................       .24         .48         .52         .53         .54
                     Realized and unrealized gain (loss) on
                     investments--net ...............................      (.67)       (.39)        .09         .45         .10
                                                                        -------     -------     -------     -------     -------
                     Total from investment operations ...............      (.43)        .09         .61         .98         .64
                                                                        -------     -------     -------     -------     -------
                     Less dividends and distributions:
                       Investment income--net .......................      (.24)       (.48)       (.52)       (.53)       (.54)
                       Realized gain on investments--net ............      (.06)       (.16)       (.15)       (.03)         --
                       In excess of realized gain on investments--net        --        (.08)         --          --          --
                                                                        -------     -------     -------     -------     -------
                     Total dividends and distributions ..............      (.30)       (.72)       (.67)       (.56)       (.54)
                                                                        -------     -------     -------     -------     -------
                     Net asset value, end of period .................   $ 10.17     $ 10.90     $ 11.53     $ 11.59     $ 11.17
                                                                        =======     =======     =======     =======     =======
--------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .............     (4.01%)+      .68%       5.47%       9.06%       5.87%
Return:**                                                               =======     =======     =======     =======     =======
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses .......................................      1.40%*      1.41%       1.34%       1.35%       1.37%
Net Assets:                                                             =======     =======     =======     =======     =======
                     Investment income--net .........................      4.52%*      4.19%       4.51%       4.75%       4.80%
                                                                        =======     =======     =======     =======     =======
--------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands) .......   $ 6,098     $ 7,088     $ 6,928     $ 6,145     $ 4,722
Data:                                                                   =======     =======     =======     =======     =======
                     Portfolio turnover .............................     37.52%      43.18%      46.87%      49.82%      58.33%
                                                                        =======     =======     =======     =======     =======
--------------------------------------------------------------------------------------------------------------------------------

      *     Annualized.
      **    Total investment returns exclude the effects of sales charges.
      +     Aggregate total investment return.

            See Notes to Financial Statements.

Merrill Lynch Pennsylvania Municipal Bond Fund                  January 31, 2000

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                                 Class D
                                                                       ---------------------------------------------------------
                                                                        For the
The following per share data and ratios have been derived              Six Months
from information provided in the financial statements.                   Ended               For the Year Ended July 31,
                                                                        Jan. 31,    --------------------------------------------
Increase (Decrease) in Net Asset Value:                                   2000         1999        1998        1997        1996
--------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ...........   $ 10.92      $ 11.54     $ 11.60     $ 11.18     $ 11.08
Operating                                                               -------      -------     -------     -------     -------
Performance:         Investment income--net .........................       .26          .53         .58         .59         .60
                     Realized and unrealized gain (loss) on
                     investments--net ...............................      (.68)        (.38)        .09         .45         .10
                                                                        -------      -------     -------     -------     -------
                     Total from investment operations ...............      (.42)         .15         .67        1.04         .70
                                                                        -------      -------     -------     -------     -------
                     Less dividends and distributions:
                       Investment income--net .......................      (.26)        (.53)       (.58)       (.59)       (.60)
                       Realized gain on investments--net ............      (.06)        (.16)       (.15)       (.03)         --
                       In excess of realized gain on investments--net        --         (.08)         --          --          --
                                                                        -------      -------     -------     -------     -------
                     Total dividends and distributions ..............      (.32)        (.77)       (.73)       (.62)       (.60)
                                                                        -------      -------     -------     -------     -------
                     Net asset value, end of period .................   $ 10.18      $ 10.92     $ 11.54     $ 11.60     $ 11.18
                                                                        =======      =======     =======     =======     =======
--------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .............     (3.84%)+      1.29%       6.00%       9.61%       6.42%
Return:**                                                               =======      =======     =======     =======     =======
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses .......................................       .89%*        .90%        .83%        .84%        .86%
Return:**                                                               =======      =======     =======     =======     =======
                     Investment income--net .........................      5.02%*       4.69%       5.01%       5.26%       5.31%
                                                                        =======      =======     =======     =======     =======
--------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands) .......   $ 6,261      $ 9,900     $ 8,143     $ 5,348     $ 3,583
Data:                                                                   =======      =======     =======     =======     =======
                     Portfolio turnover .............................     37.52%       43.18%      46.87%      49.82%      58.33%
                                                                        =======      =======     =======     =======     =======
--------------------------------------------------------------------------------------------------------------------------------

      *     Annualized.
      **    Total investment returns exclude the effects of sales charges.
      +     Aggregate total investment return.

            See Notes to Financial Statements.

Merrill Lynch Pennsylvania Municipal Bond Fund       January 31, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Pennsylvania Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates).

Merrill Lynch Pennsylvania Municipal Bond Fund                  January 31, 2000

Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                     Account        Distribution
                                                  Maintenance Fee        Fee
--------------------------------------------------------------------------------
Class B ..............................                 .25%              .25%
Class C ..............................                 .25%              .35%
Class D ..............................                 .10%               --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 2000, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                       MLFD             MLPF&S
--------------------------------------------------------------------------------
Class A ..............................                 $ 80               $671
Class D ..............................                 $ 98               $937
--------------------------------------------------------------------------------

For the six months ended January 31, 2000, MLPF&S received contingent deferred sales charges of $62,250 and $371 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2000 were $41,227,019 and $54,352,502, respectively.

Merrill Lynch Pennsylvania Municipal Bond Fund                  January 31, 2000

Net realized losses for the six months ended January 31, 2000 and net unrealized losses as of January 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                Realized            Unrealized
                                                 Losses               Losses
--------------------------------------------------------------------------------
Long-term investments ..............          $(3,256,103)          $(1,082,434)
                                              -----------           -----------
--------------------------------------------------------------------------------
Total ..............................          $(3,256,103)          $(1,082,434)
                                              ===========           ===========
--------------------------------------------------------------------------------

As of January 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $1,082,434, of which $2,117,057 related to appreciated securities and $3,199,491 related to depreciated securities. The aggregate cost of investments at January 31, 2000 for Federal income tax purposes was $106,587,735.

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $18,834,134 and $1,545,558 for the six months ended January 31, 2000 and for the year ended July 31, 1999, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                      Dollar
Ended January 31, 2000                             Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................               68,045           $   713,241
Shares issued to share-
holders in reinvestment of
dividends and distributions ........               28,084               292,566
                                                 --------           -----------
Total issued .......................               96,129             1,005,807
Shares redeemed ....................             (336,855)           (3,530,222)
                                                 --------           -----------
Net decrease .......................             (240,726)          $(2,524,415)
                                                 ========           ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 1999                               Shares               Amount
--------------------------------------------------------------------------------
Shares sold ........................              267,829           $ 3,057,374
Shares issued to share-
holders in reinvestment of
dividends and distributions ........               74,279               844,684
                                                  -------           -----------
Total issued .......................              342,108             3,902,058
Shares redeemed ....................             (338,910)           (3,837,226)
                                                  -------           -----------
Net increase .......................                3,198           $    64,832
                                                  =======           ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                      Dollar
Ended January 31, 2000                            Shares               Amount
--------------------------------------------------------------------------------
Shares sold ........................              292,926          $  3,072,924
Shares issued to share-
holders in reinvestment of
dividends and distributions ........              113,224             1,178,410
                                               ----------          ------------
Total issued .......................              406,150             4,251,334
Automatic conversion
of shares ..........................              (37,191)             (390,873)
Shares redeemed ....................           (1,587,025)          (16,603,133)
                                               ----------          ------------
Net decrease .......................           (1,218,066)         $(12,742,672)
                                               ==========          ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended July 31, 1999                              Shares               Amount
--------------------------------------------------------------------------------
Shares sold ........................            1,336,166           $15,320,856
Shares issued to share-
holders in reinvestment of
dividends and distributions ........              303,934             3,456,996
                                                ---------           -----------
Total issued .......................            1,640,100            18,777,852
Automatic conversion
of shares ..........................              (19,073)             (214,664)
Shares redeemed ....................           (2,036,509)          (23,074,098)
                                                ---------           -----------
Net decrease .......................             (415,482)          $(4,510,910)
                                                =========           ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                      Dollar
Ended January 31, 2000                            Shares               Amount
--------------------------------------------------------------------------------
Shares sold ........................               63,957           $   676,679
Shares issued to share-
holders in reinvestment of
dividends and distributions ........               12,029               125,121
                                                  -------           -----------
Total issued .......................               75,986               801,800
Shares redeemed ....................             (126,379)           (1,327,864)
                                                  -------           -----------
Net decrease .......................              (50,393)          $  (526,064)
                                                  =======           ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 1999                               Shares               Amount
--------------------------------------------------------------------------------
Shares sold ........................              172,331           $ 1,969,269
Shares issued to share-
holders in reinvestment of
dividends and distributions ........               27,609               313,913
                                                  -------           -----------
Total issued .......................              199,940             2,283,182
Shares redeemed ....................             (151,043)           (1,724,514)
                                                  -------           -----------
Net increase .......................               48,897           $   558,668
                                                  =======           ===========
--------------------------------------------------------------------------------

Merrill Lynch Pennsylvania Municipal Bond Fund                  January 31, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

--------------------------------------------------------------------------------
Class D Shares for the Six Months                                      Dollar
Ended January 31, 2000                            Shares               Amount
--------------------------------------------------------------------------------
Shares sold ........................               38,684           $   401,214
Automatic conversion
of shares ..........................               37,137               390,873
Shares issued to share-
holders in reinvestment of
dividends and distributions ........               13,717               143,122
                                                 --------           -----------
Total issued .......................               89,538               935,209
Shares redeemed ....................             (381,588)           (3,976,192)
                                                 --------           -----------
Net decrease .......................             (292,050)          $(3,040,983)
                                                 ========           ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended July 31, 1999                               Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................              351,096           $ 4,056,147
Automatic conversion
of shares ..........................               19,052               214,664
Shares issued to share-
holders in reinvestment of
dividends and distributions ........               37,233               423,537
                                                  -------           -----------
Total issued .......................              407,381             4,694,348
Shares redeemed ....................             (206,168)           (2,352,496)
                                                  -------           -----------
increase .......................                  201,213           $ 2,341,852
                                                  =======           ===========
--------------------------------------------------------------------------------

Merrill Lynch Pennsylvania Municipal Bond Fund                  January 31, 2000

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
William M. Bock, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

--------------------------------------------------------------------------------
Robert R. Martin, Trustee of Merrill Lynch Pennsylvania Municipal Bond Fund has recently retired. The Fund's Board of Trustees wishes Mr. Martin well in his retirement.
--------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Pennsylvania
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                                          #11299--1/00

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